[NAYNA Networks LOGO]

Nayna Networks, Inc.
180 Rose Orchard Way
San Jose, CA 95134
Phone (408) 956-8000
Fax (408) 956-8730



             Nayna Networks Appoints Three New Members To Its Board

        Veteran Execs Strengthen Nayna Corporate Finance, Operations and
                        Business Development Leadership


San Jose, Calif., USA - May 23, 2005 - Nayna Networks, Inc., (OTCBB: NAYN), a provider of next generation network solutions, today announced that its board of directors has appointed Richard Berman, William Boller and William O'Connor to the board.

The appointment of three veteran corporate executives, with more than 100 years combined senior-level global expertise, strengthens the company's leadership in corporate finance, operations and business development. They bring the total number of board members to six.

     o Berman has advised on over $4 billion in M&A transactions in a career that spans 35 years of venture capital, management and mergers & acquisitions experience. He has served as an advisor, manager, director and financier to more than 50 companies.

     o Boller is an accomplished senior manufacturing and operations executive with more than 30 years management experience at leading Fortune 500 technology companies. He recently retired from Agilent Technologies (NYSE: A) as Vice President & General Manager, Worldwide Order Fulfillment & Manufacturing.

     o O'Connor is a senior financial and operating executive with a successful 40-year track record of leadership at public and private companies ranging from technology to life sciences.

"This is an auspicious day for Nayna Networks," said Naveen Bisht, president and chief executive officer, Nayna Networks. "We are fortunate to augment our board with three exceptional, world-class executives whose vast expertise aligns perfectly with Nayna Networks' business model. I am delighted to welcome all three gentlemen to the Board, and am confident they will make strong and lasting contributions to Nayna's growth and long-term success."

Additional Bio Information

     o Richard Berman has served as director or chairman of about a dozen companies over the past five years. He is currently Chairman of National Investment Managers (OTCBB: NIVM) and Candidate Resources, a privately held company delivering HR services over the web. Presently, he serves as a director of nine emerging-growth public companies including Internet Commerce Corporation (Nasdaq: ICCA) where he was formerly chairman and CEO, GVI Securities Solutions (OTCBB: GVIS) and International Microcomputer Software (OTCBB: IMSI).

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                                                           [NAYNA Networks LOGO]

Nayna Networks, Inc.
180 Rose Orchard Way
San Jose, CA 95134
Phone (408) 956-8000
Fax (408) 956-8730


         Earlier, Berman worked at Goldman Sachs, and was Senior Vice President of Bankers Trust Company where he started the M&A and Leverage Buyout Departments. He has U.S. and foreign law degrees, from Boston College and The Hague Academy of International Law, respectively. Richard earned his B.S and M.B.A. degrees from NYU, where he is a past director of the Stern School of Business.

     o William Boller recently retired from Agilent Technologies as Vice President & General Manager, World-Wide Order Fulfillment & Manufacturing. There, he was responsible for the Communications Solutions Group end-to-end supply chain strategy and management for production of the company's complex range of test instrumentation in that market.

         Prior to Agilent's spin-off from Hewlett Packard (NYSE: HPQ), Boller served HP for nearly 30 years, most recently as the Senior Managing Director for International Procurement and Supply Chain Operations. In this role, he directed staff in 15 countries and was responsible for access and procurement of $11 billion in manufacturing materials and services annually for HP divisions worldwide. Boller joined HP as an engineer in 1971 and successfully managed a wide variety of organizations in all aspects of HP's businesses, including product development, marketing, consulting and operations. He led the start up of a number of organizations in several new businesses for HP.

         Boller earned a B.S. in Mechanical Engineering from Stanford University, an M.S. in Mechanical Engineering from the University of Southern California and an MBA from Stanford University. He has been an advisor or a member of the board of directors of several different companies and currently sits on the board of the Military Vehicle Technology Foundation.

     o William O'Connor is President and CEO of Microbarrier Technologies, a Santa Cruz, CA-based developer and marketer of patented systems and products controlling fluid flow and integrity throughout their use life by pharmaceutical, health care and other industries.

         Previously, O'Connor served as EVP and Chief Financial Officer of various technology companies including Arcsoft, Inc., a global digital imaging technology company serving OEM and Internet enterprises, and iLogistix, where he developed a new-product/services expansion and finance strategy for this $600 million global supply chain management company that was acquired by a division of CMGI (Nasdaq: CMGI). O'Connor was also Chairman of The Kiosk Company, the then-leader in interactive systems and kiosk technology -- acquired by Siemens Nixdorf (NYSE: SI). Prior, he was CFO of Catalina Marketing Corporation, a $250 million global electronic marketing and software development company (NYSE: POS).

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                                                           [NAYNA Networks LOGO]

Nayna Networks, Inc.
180 Rose Orchard Way
San Jose, CA 95134
Phone (408) 956-8000
Fax (408) 956-8730



         Earlier in his career, O'Connor served for nine years at Smithkline Beecham, PLC (now GlaxoSmithKline, NYSE: GSK) in senior roles including EVP, CFO and COO, and spent six years in management with Xerox Corporation (NYSE: XRX). He began his career as a CPA with Ernst & Young, completed graduate level finance studies at NYU, and received his MBA from the Rochester Institute of Technology.

About Nayna Networks, Inc.

Nayna Networks, Inc., delivers next generation network solutions. More information is available at http://www.nayna.com/.

In addition, all shareholders and interested parties are invited to sign into our private Corporate Guest Book at http://www.CorporateGuestBook.com/?NAYN to receive timely updates and information on future developments.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this release that are "forward-looking statements" are based on current expectations and assumptions that are subject to known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, such as: the company's ability to raise capital, form strategic alliances or identify and close merger or acquisition transactions, entry into markets with vigorous competition, market acceptance of new or existing products and services, technological shifts, delays in product development and related product release schedules, and the effect of general economic and market conditions, any of which may cause revenues and income to fall short of anticipated levels.

For information regarding other related risks, see the "Risk Factors" section of Nayna's Form 8-K filed with the SEC on April 8, 2005. The parties undertake no obligation to revise or update any forward-looking statements for any reason.

All products or services mentioned in this document are trademarks, service marks, registered trademarks or registered service marks of their respective owners.

Contact Information

Nayna Networks, Inc.
Jim Connor, 408-956-8000 x831
jim@nayna.com

or

Liviakis Financial Communications Inc.
John Liviakis (Investor Relations), 415-389-4670


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